                                                                     Exhibit 4.7




                                AMENDMENT TO THE
                    AMENDED AND RESTATED DECLARATION OF TRUST
                               OF DT CAPITAL TRUST


         This AMENDMENT TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF DT CAPITAL TRUST (this "Amendment"), dated as of June __, 2002, is by and among Stephen J. Perkins, John M. Casper and Gregory D. Wilson, each in their capacity as a Regular Trustee (the "Regular Trustees") of the DT Capital Trust (the "Trust"), The Bank of New York, a New York banking corporation, in its capacity as Property Trustee of the Trust (the "Property Trustee"), The Bank of New York (Delaware), a Delaware banking corporation having its principal place of business in the State of Delaware, in its capacity as Delaware Trustee of the Trust (the "Delaware Trustee" together with the Regular Trustees and the Property Trustee, the "Trustees"), DT Industries, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), in both its capacity as Sponsor of the Trust (the "Sponsor") and in its capacity as Holder of all outstanding Common Securities of the Trust (the "Common Holder"), and the investors listed on the signature page hereto (including any transferees of the Preferred Securities permitted under the Declaration of Trust (as defined below) and the Exchange Agreement (as defined below), which constitute Holders of all outstanding Preferred Securities of the Trust (the "Preferred Holders").

         WHEREAS, the Trust was formed pursuant to a Declaration of Trust dated as of May 21, 1997, as amended and restated as of June 1, 1997 (the "Declaration of Trust"), in accordance with applicable provisions of the Delaware Business Trust Act, 12 Del. C. ss. 3801 et seq., as amended (the "Trust Act"), for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as hereinafter defined) of the Sponsor; and

         WHEREAS, the Trust issued and sold Preferred Securities to the Preferred Holders and Common Securities to the Common Holder, all of which are exchangeable for Debentures issued by the Sponsor pursuant to an indenture dated June 1, 1997, as supplemented from time to time (the "Indenture"), and currently held by the Property Trustee; and

         WHEREAS, in connection with the Restructuring (as hereinafter defined) of the Sponsor and pursuant to the Exchange Agreement dated as of May 9, 2002 among the parties hereto and certain other parties named therein (the "Exchange Agreement"), each of the parties hereto has agreed to amend the Declaration of Trust as a part of the following series of transactions: (i) the ratable exchange of 700,000 of the outstanding Preferred Securities held by the Preferred Holders for $35,000,000 in aggregate principal amount of Debentures held by the Property Trustee, and the immediate exchange of such

Debentures for 4,375,000 shares of the Sponsor's common stock, par value $0.01 per share ("Common Stock"); (ii) the ratable exchange of $15,085,254 in accrued and unpaid distributions on the Preferred Securities held by the Preferred Holders for the rights to $15,085,254 in accrued and unpaid interest on the Debentures held by the Property Trustee, and the immediate exchange of such accrued and unpaid interest for 1,885,658 shares of Common Stock; (iii) the surrender and cancellation of all of the accrued and unpaid distributions on the currently outstanding Common Securities held by the Common Holder, and the surrender and cancellation of all the accrued and unpaid interest on $2,165,000 in aggregate principal amount of the Debentures held by the Property Trustee (the Declaration of Trust as amended as contemplated by (i), (ii) and (iii) of this paragraph (the "Amended Declaration of Trust")); and (iv) the amendment of the terms of (A) the 700,000 of Preferred Securities that will remain outstanding and held by the Preferred Holders after the consummation of the transactions described above, (B) the 43,300 of Common Securities that will remain outstanding and held by the Common Holder after the consummation of the transactions described above, and (C) the $37,165,000 in aggregate principal amount of Debentures that will remain outstanding and held by the Property Trustee after the consummation of the transactions described above; and

         WHEREAS, each of the Trustees has approved the amendments to the Amended Declaration of Trust set forth in this Amendment in accordance with
Section 12.01 of the Amended Declaration of Trust and each of the Preferred Holders and the Company, as Sponsor and Common Holder, has approved the amendments set forth in, and consented to and authorized the Trustees to enter into, this Amendment, as required pursuant to Section 8 of Annex I to the Amended Declaration of Trust; and

         WHEREAS, the parties hereto desire to enter into this Amendment to effect the amendments to the Amended Declaration of Trust, including, without limitation, the amendments to the terms of the Preferred Securities, as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements, covenants and undertakings herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. ACKNOWLEDGEMENT

         The Property Trustee has received and hereby acknowledges the receipt of, an Officer's Certificate (as defined in the Amended Declaration of Trust) from each of the Trust and the Sponsor, as required pursuant to Section 12.01(b)(i) of the Amended Declaration of Trust.

         SECTION 2. DEFINITIONS

         Capitalized terms used but not defined herein shall have the meanings given to them in the Amended Declaration of Trust. As used herein, the following terms shall have the meanings set forth below:

         "Effective Time" means immediately upon the consummation of the Exchange (as defined in the Exchange Agreement).

         "Restructuring" means the concurrent consummation of each of the transactions contemplated by the Exchange Agreement to be effective as of the Closing Date (as defined in the Exchange Agreement).

         SECTION 3. ORGANIZATION OF AMENDMENTS

         Upon the Effective Time, the Amended Declaration of Trust shall be amended in accordance herewith, and this Amendment shall form a part of the Amended Declaration of Trust for all purposes, and the parties hereto shall be bound thereby, as hereby amended; provided, however, that the provisions of this Amendment shall not become operative until the Effective Time (and at such time the provisions of this Amendment shall automatically become operative without the requirement of any further action by or notice to the Company, the Trustees or any Preferred Holder).


         SECTION 4. AMENDMENTS TO THE AMENDED DECLARATION OF TRUST

         SECTION 4.1. Effective as of the Effective Time, Section 3.02 of the Amended Declaration of Trust is hereby amended and restated in its entirety to read as follows:

         "SECTION 3.02. Office. The address of the principal office of the Trust is c/o DT Industries, Inc., 907 West 5th Street, Dayton, OH 45407,
      Attention: Vice President-Finance. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office."

         SECTION 4.2. Effective as of the Effective Time, Section 15.01(a) of the Amended Declaration of Trust is hereby amended and restated in its entirety to read as follows:

         "(a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                           c/o DT Industries, Inc.
                           907 West 5th Street
                           Dayton, OH 45407
                           Attention: Vice President-Finance"

         SECTION 4.3. Effective as of the Effective Time, Section 15.01(c) of the Amended Declaration of Trust is hereby amended and restated in its entirety to read as follows:

         "(c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           c/o DT Industries, Inc.
                           907 West 5th Street
                           Dayton, OH 45407
                           Attention: Vice President-Finance"

         SECTION 4.4. Effective as of the Effective Time, Annex I, Exhibit A-1, Exhibit A-2 and Exhibit A-3 of the Amended Declaration of Trust shall be amended and restated in their entirety in the form of Annex I, Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively, attached hereto.

         SECTION 5. MISCELLANEOUS

         SECTION 5.1. Reference to and Effect on the AMENDED Declaration of Trust. After the Effective Time, each reference in the Amended Declaration of Trust to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to such Amended Declaration of Trust, as amended hereby, and each reference to the Amended Declaration of Trust shall mean and be a reference to the Amended Declaration of Trust as amended hereby. Except as specifically amended above, the Amended Declaration of Trust shall remain in full force and effect.

         SECTION 5.2. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 5.3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws that would call for the application of the laws of any other jurisdiction other than the State of Delaware.

         SECTION 5.4. EXECUTION AND COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

                           [SIGNATURE PAGE(S) FOLLOW]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.


                                        /s/ Stephen J. Perkins
                          --------------------------------------------------
                          STEPHEN J. PERKINS, as Regular Trustee

                                         /s/ John M. Casper
                          --------------------------------------------------
                          JOHN M. CASPER, as Regular Trustee

                                        /s/ George D. Wilson
                          --------------------------------------------------
                          GEORGE D. WILSON, as Regular Trustee


                          DT INDUSTRIES, INC.,
                          as Sponsor and Common Holder


                               By:  /s/ Authorized Signatory
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                          THE BANK OF NEW YORK,
                          as Property Trustee


                               By:  /s/ Authorized Signatory
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                          THE BANK OF NEW YORK (DELAWARE),
                          as Delaware Trustee


                               By:  /s/ Authorized Signatory
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------

                          THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                               By:  /s/ Authorized Signatory
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------

                         THE TRAVELERS INSURANCE COMPANY

                               By: /s/ Authorized Signatory
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                         THE TRAVELERS INDEMNITY COMPANY


                               By: /s/ Authorized Signatory
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------


                               MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                               By:   David L. Babson & Company Inc.,
                                     as Investment Adviser

                                     By: /s/ Authorized Signatory
                                        ------------------------------------
                                     Name:
                                         -----------------------------------
                                     Title:
                                          ----------------------------------



                               MASSMUTUAL CORPORATE INVESTORS


                               By: /s/ Authorized Signatory
                                   -----------------------------------------
                               Name:
                                    ----------------------------------------
                               Title:
                                     ---------------------------------------

                                    The foregoing is executed on behalf of
                               MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

                               MASSMUTUAL PARTICIPATION INVESTORS


                               By:  /s/ Authorized Signatory
                                   ------------------------------------------
                               Name:
                                      ---------------------------------------
                               Title:
                                      ---------------------------------------

                                    The foregoing is executed on behalf of
                               MassMutual Participation Investors,
                               organized under a Declaration of Trust,
                               dated April 7, 1988, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

                               MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

                               By:  David L. Babson & Company Inc.
                                    under delegated authority from
                                    Massachusetts Mutual Life Insurance
                                    Company as Investment Manager

                                    By:  /s/ Authorized Signatory
                                        -------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------



                               MASSMUTUAL HIGH YIELD PARTNERS II LLC

                               By:  HYP Management, Inc., as Managing Member


                                    By:  /s/ Authorized Signatory
                                        -------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                           ----------------------------------

                                    ANNEX I



                                    TERMS OF
                     7.16% CONVERTIBLE PREFERRED SECURITIES
                       7.16% CONVERTIBLE COMMON SECURITIES


                  Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of June 1, 1997 as amended by the Amendment to Amended and Restated Declaration of Trust, dated as of June __, 2002 (as further amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum (as defined in the Declaration)):

1.   Designation and Number.

     (a) "Preferred Securities." 700,000 Preferred Securities of the Trust with an aggregate liquidation preference with respect to the assets of the Trust of thirty-five million dollars ($35,000,000), and a liquidation preference with respect to the assets of the Trust of $50 per Preferred Security, are hereby designated for the purposes of identification only as "7.16% Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security)" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Exhibit A-1 and Exhibit A-2, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed.

     (b) "Common Securities." 43,300 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of two million one hundred sixty-five thousand dollars ($2,165,000), and a liquidation amount with respect to the assets of the Trust of $50 per Common Security, are hereby designated for the purposes of identification only as "7.16% Convertible Common Securities (liquidation amount $50 per Convertible Common Security)" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Exhibit A-3, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.

     (a) Distributions payable on each Security will be fixed at a rate per annum of 7.16% (the "Coupon Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     (b) Distributions on the Securities will be cumulative, will accrue from July 3, 2004 will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the
          Debentures: March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2004, except as otherwise described below. At any time following October 1, 2004, if the Sponsor has made the payment of interest due on the Debentures on September 30, 2004, the Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements. In the event the Sponsor fails to make the payment of interest due on September 30, 2004, the Sponsor shall permanently forego its right to avail itself of any Extension Period.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be one day prior to the relevant payment dates, except as otherwise described in this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of Preferred Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made as described in Section 2(f) below. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Sponsor having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into DT Common Stock pursuant to the terms of the Securities as forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into DT Common Stock following such record date.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     (f) Distributions on the Securities held in book-entry form will be made to the Depository in immediately available funds. The Depository's practice is to credit the direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on the Depository's records unless the Depository has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participants and not of the Depository, the Trust or the Sponsor, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to the Depository is the responsibility of the Trust, disbursement of such payments to Participants is the responsibility of the Depository, and disbursement of such payments to the beneficial owners is the responsibility of participants.

3.       Liquidation Distribution Upon Dissolution.

          In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Securities on the date of the dissolution will be entitled to receive out of the assets of the

Trust available for distribution to Holders of Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 9.

4.   Redemption and Distribution.

     (a) Upon the repayment or payment of the Debentures in whole or in part, whether at maturity or upon redemption or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $50 per Security together with accrued and unpaid Distributions thereon through the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption. Upon the repayment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Securities, in whole, upon not less than 30 nor more than 60 days' notice.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in paragraph 4(e)(ii) below.

     (c) If, at any time, a Tax Event shall occur and be continuing the Sponsor shall cause the Regular Trustees to liquidate the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that such liquidation and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such liquidation and distribution of Debentures, and (ii) the Sponsor being unable to avoid such Tax Event within such 90-day period by taking some ministerial action or pursuing some other reasonable measure that, in the sole judgment of the Sponsor, will have no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action").

                 If (i) the Sponsor has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel (reasonably acceptable to the Regular Trustees) experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Sponsor would be precluded from deducting the interest on the Debentures for United States federal income tax purposes, even after the Debentures were distributed to the Holders of Securities upon liquidation of the Trust as described in this paragraph 4(c), or (ii) the Regular Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Sponsor shall have the right, upon not less than 30 nor more than 60 days' notice, and within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) for cash, at par plus accrued and unpaid interest and, following such redemption, all the Securities will be redeemed by the Trust at the liquidation preference of $50 per Security plus accrued and unpaid distributions; provided, however, that, if at the time there is available to the Sponsor or the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Sponsor will pursue such Ministerial Action in lieu of redemption.

                  "Tax Event" means that the Sponsor shall have received an opinion of a nationally recognized independent tax counsel (reasonably acceptable to the Regular Trustees) experienced in such matters (a "Dissolution Tax Opinion") to the effect that as a result of (a) any amendment to, or change (including any announced prospective change (which shall not include a proposed change), provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of the Offering Memorandum), which amendment or change is effective or which interpretation or pronouncement is announced on or after the date of the Offering Memorandum, there is more than an insubstantial risk that (i) the Trust is or will be subject to United States federal income tax with respect to interest received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest paid in cash by the Sponsor to the Trust on the Debentures is not or will not be deductible by the Sponsor for United States federal income tax purposes.

               If an Investment Company Event (as hereinafter defined) shall occur and be continuing, the Sponsor shall cause the Regular Trustees to liquidate the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Investment Company Event.

               "Investment Company Event" means the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), to the effect that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Offering Memorandum.

               After the date fixed for any distribution of Debentures: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Clearing Agency or its nominee), as record Holder of Preferred Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

     (d) The Securities will not be redeemed unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e)  "Redemption or Distribution Procedures."

          (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/ Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Common Securities and Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary (or any successor Clearing Agency) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary (or successor Clearing Agency) funds sufficient to pay the amount payable on redemption with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Holders of such Preferred Securities, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price, but without interest on such redemption price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such

                  Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.       Conversion Rights.

         The Holders of Securities shall have the right at any time, at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of DT Common Stock in the manner described herein on and subject to the following terms and conditions:

         (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of DT Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Property Trustee on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of DT Common Stock at an initial rate of
              3.5714 shares of DT Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $14.00 per share of DT Common Stock, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, "Conversion Price")).

         (b) In order to convert Securities into DT Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of DT Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Property Trustee (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into DT Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Property Trustee and the Trust shall, upon receipt of such notice, deliver to Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into shares of DT Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of DT Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the DT Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such DT Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of DT Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (c) Each Holder of a Security by his acceptance thereof appoints The Bank of New York "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Property Trustee in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into DT Common Stock and thereupon to deliver such shares of DT Common Stock in accordance with the provisions of this Section and to deliver to the Property Trustee a new Debenture or Debentures for any resulting unconverted principal amount.

         (d) No fractional shares of DT Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash by the Sponsor to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

         (e) The Sponsor shall at all times reserve and keep available out of its authorized and unissued DT Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of DT Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver upon conversion of Debentures, shares of DT Common Stock reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued shares of DT Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of DT Common Stock issued or delivered upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of DT Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the DT Common Stock (and all requirements to list the DT Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue DT Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the DT Common Stock to each Holder upon conversion of the Securities.

         (f) The Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of DT Common Stock on conversion of Debentures and the delivery of the shares of DT Common Stock by the Trust upon conversion of the Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of DT Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

         (g) Nothing in the preceding paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

6.       Voting Rights - Preferred Securities.

         (a) Except as provided under paragraphs 6(b) and 8, in the Business Trust Act and as otherwise required by law, the Declaration and the Indenture, the Holders of the Preferred Securities will have no voting rights.

         (b) In addition to the rights of the Holders of the Preferred Securities with respect to the enforcement of payment of principal and interest on the Debentures set forth herein, in the Declaration or in the Indenture, if (i) the Trust fails to make Distributions in full on the Preferred Securities for six (6) consecutive quarterly Distribution periods (whether or not an Extended Interest Payment Period is in effect), or (ii) an Event of Default occurs and is continuing (each of (i) and (ii) being an "Appointment Event"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of a Majority in liquidation preference of the Preferred Securities to appoint a Special Regular Trustee in accordance with
              Section 5.06(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor, or any entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor) will be entitled to nominate any person to be appointed as Special Regular Trustee. For purposes of determining whether the Trust has failed to make Distributions in full for 6 consecutive quarterly Distribution periods, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all quarterly Distribution periods terminating on or prior to the date of payment of such cumulative Distributions. Not later than 30 days after such right to appoint a Special Regular Trustee arises, the Regular Trustees will convene a meeting for the purpose of appointing a Special Regular Trustee. If the Regular Trustees fail to convene such meeting within such 30-day period, the Holders of not less than 10% in aggregate liquidation preference of the Preferred Securities will be entitled to convene such meeting in accordance with Section 12.02 of the Declaration. The record date for such meeting will be the close of business on the Business Day that is one Business Day before the day on which notice of the meeting is sent to the Holders. The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting.

              Any Special Regular Trustee so appointed shall cease to be a Special Regular Trustee if the Appointment Event pursuant to which the Special Regular Trustee was appointed and all other Appointment Events cease to be continuing. A Special Regular Trustee may be removed without cause at any time by vote of the Holders of a Majority in liquidation preference of the Preferred Securities at a meeting of the Holders of the Preferred Securities in accordance with Section 5.06(a)(ii)(B) of the Declaration. The Holders of 10% in liquidation preference of the Preferred Securities will be entitled to convene such a meeting in accordance with Section 12.02 of the Declaration. The record date for such meeting will be the close of business on the Business Day which is one Business Day before the day on which the notice of meeting is sent to Holders. Notwithstanding the appointment of a Special Regular Trustee, the Sponsor shall retain all rights under the Indenture, including the right to extend the interest payment period on the Debentures.

              Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation preference of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waiveable under Section 5.13 of the Indenture or otherwise, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation preference of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not, and none of the other Trustees shall in any event, revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

              If the Property Trustee is the sole holder of the Debentures, any Holder of the Preferred Securities shall have the right to institute suit on behalf of the Trust for the enforcement of the right to receive payment of the principal of and interest on the Debentures on or after the Stated Maturity (as defined in the Indenture) of such Debentures or, in the case of redemption, on the Redemption Date (as defined in the Indenture), and the right to convert the Debentures in accordance with the Indenture. In addition, the Holders of at least 25% in aggregate liquidation preference of Preferred Securities outstanding shall be entitled to institute any other proceeding in the event the Debenture Trustee or the Property Trustee fails to do so in accordance with the terms of the Indenture.

              In addition to any other rights of the Holders provided herein or in the Declaration, if the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property

              Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

              Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

              No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

              Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7.       Voting Rights - Common Securities.

         (a) Except as provided under paragraphs 7(b), (c) and 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee, subject to the exclusive right of the Holders of the Preferred Securities to appoint, remove or replace a Special Regular Trustee.

         (c) Subject to Section 2.06 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waiveable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

              Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

              No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8.       Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding up or termination of the Trust, other than as described in Section
              8.01 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation amount of the Securities, voting together as a single class provided, however, that the rights of Holders of Preferred Securities under
              Article V of the Declaration to appoint, remove or replace a Special Regular Trustee shall not be amended without the consent of each Holder of Preferred Securities; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by at least the same proportion in aggregate stated liquidation preference of the Securities; provided, however, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9.       Pro Rata.

              A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, on any distribution date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable on redemption of the Preferred Securities, the full amount of such amount in respect of all outstanding Preferred Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all distributions on, or the amount payable upon redemption of Preferred Securities then due and payable.

10.      Ranking.

              The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.



11.      Acceptance of Securities Guarantees and Indenture.

              Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture which is incorporated by reference herein and which includes, among other things, provisions relating to certain rights of the Holders of the Preferred Securities all as set forth therein.

12.      No Preemptive Rights.

              The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13.      Miscellaneous.

              These terms constitute a part of the Declaration.

              The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1
                                     FORM OF
                               PREFERRED SECURITY

                           [FORM OF FACE OF SECURITY]

                  [Include the following Restricted Securities Legend on all Preferred Securities, including Rule 144A Global Preferred Securities, Regulation S Definitive Preferred Securities and Restricted Definitive Preferred Securities unless otherwise determined by the Sponsor in accordance with applicable law - THIS SECURITY (OR ITS PREDECESSOR), ANY CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF CASES (1) THROUGH (4) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]

                  [Include if Preferred Security is a Regulation S Definitive Preferred Security or any other Security issued in respect of a Preferred Security initially issued in reliance on Regulation S under the Securities Act - SUBSEQUENT TRANSFERS OF THIS SECURITY (OR ANY OTHER SECURITY REFERRED TO ABOVE) AND REGISTRATION OF SUCH TRANSFERS ARE SUBJECT TO THE PRIOR SATISFACTION OF THE CERTIFICATION REQUIREMENTS AS THE REGISTRAR OR TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                                     A-1-1

                  [Include if Preferred Security is Restricted Definitive Preferred Security - IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]


                  [Include if Preferred Security is in global form and The Depository Trust Company is the U. S. Depository - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [Include if Preferred Security is in global form - TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]


                                     A-1-2

Certificate Number                               Number of Preferred Securities

                                   [CUSIP No.        [                      ]]
                                     [ISIN  No.      [                      ]]

                              Preferred Securities

                                       Of

                                DT Capital Trust


                     7.16% Convertible Preferred Securities
         (liquidation preference $50 per Convertible Preferred Security)

                  DT Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that

------------------------------------------------------------------------------
(the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7.16% Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of June 1, 1997, as amended by the Amendment to Amended and Restated Declaration of Trust dated as of June __, 2002 and as further amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.


                                     A-1-3

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                  Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this day of _______________, 200__.


                                 DT Capital Trust



                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:  _____________, ___.

                                     THE BANK OF NEW YORK,
                                       as Property Trustee



                                     By:
                                        ----------------------------------
                                           Authorized Signatory

                                     A-1-4

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Preferred Security will be fixed at a rate per annum of 7.16% (the "Coupon Rate") of the stated liquidation preference of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from July 3, 2004 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2004, to Holders of record one (1) day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. At any time after October 1, 2004, if the Debenture Issuer has paid the interest due on the Debentures on September 30, 2004, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Preferred Securities shall be redeemable as provided in the Declaration.

                  The Preferred Securities shall be convertible into shares of DT Common Stock, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into DT Common Stock, in the manner and according to the terms set forth in the Declaration.

                                     A-1-5

                               CONVERSION REQUEST

To:  The Bank of New York,
     as Property Trustee of
     DT Capital Trust

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of DT INDUSTRIES, INC. (the "DT Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust, dated as of June 1, 1997, as amended by the Amendment to Amended and Restated Declaration of Trust dated as of June __, 2002 and as further amended from time to time (the "Declaration"), by Stephen J. Gore, Bruce
P. Erdel and Gregory D. Wilson, as Regular Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, DT Industries, Inc., as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Property Trustee (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into DT Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Exchange Agreement by and among the Sponsor, the Property Trustee and the other parties named therein, dated as of May 9, 2002 relating to the DT Common Stock issuable upon conversion of the Preferred Securities.


                                     A-1-6

Date:    ______________, ____

      in whole _____             in part _____

                                 Number of Preferred Securities to be converted:

                                 ---------------

      If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of DT Common Stock are to be issued, along with the address or addresses of such person or persons

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------



                                --------------------------------------------
                                Signature (for conversion only)

                                Please Print or Typewrite Name and Address,
                                Including Zip Code, and Social Security or
                                Other Identifying Number


                                --------------------------------------------

                                --------------------------------------------

                                --------------------------------------------



                                Signature Guarantee:*_______________________











-------------------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                     A-1-7

                          -----------------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
       (Insert assignee's social security or tax identification number)


----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
agent to transfer this Preferred Security on the books of the Trust.
The agent may substitute another to act for him or her.

Date:
     ------------------------------------------------

Signature:
          -------------------------------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee:**
                      ------------------------------------------------------












-------------------------------

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                     A-1-8

                          -----------------------------

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF RESTRICTED PREFERRED SECURITIES

This certificate relates to _____________________ Preferred Securities held in (check applicable space) ___________ book-entry or _______ definitive form by the undersigned.

(A)      The undersigned (check one box below):

[ ] has requested the Property Trustee by written order to deliver in exchange for its beneficial interest in the Rule 144A Global Preferred Security held by the Depositary a Preferred Security or Preferred Securities in definitive, registered form in such number equal to its beneficial interest in such Rule 144A Global Preferred Security (or the number thereof indicated above); or

[ ] has requested the Property Trustee by written order to exchange its Preferred Security in definitive registered form for an interest in the Rule 144A Global Preferred Security held by the Depositary in such number equal to number of Preferred Securities in definitive registered form so held; or

[ ] has requested the Property Trustee by written order to exchange or register the transfer of a Preferred Security or Preferred Securities.

(B) The undersigned confirms that such Securities are being (check one box below):

         (1) [ ] acquired for the undersigned's own account, without transfer (in satisfaction of Section 9.02(d)(ii)(A)); or

         (2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

         (4) [ ]  pursuant to Rule 144 of the Securities Act of 1933.

Unless one of the boxes in (B) above is checked, the Property Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) or (4) is checked, the Property Trustee may require, prior to registering any such transfer of the Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                        -------------------------------------
                                                       Signature



                                     A-1-9

Signature Guarantee:***

---------------------------------------   ---------------------------------
               Signature                                Signature

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing these Preferred Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________________  ____________________________________
                                            NOTICE:  To be executed by
                                                     an executive officer












--------------------

*** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                     A-1-10

                                   EXHIBIT A-2
                                     FORM OF
                           EXCHANGE PREFERRED SECURITY

                           [FORM OF FACE OF SECURITY]

                   [Include if Preferred Security is in global form and The Depository Trust Company is the U. S. Depositary - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [Include if Preferred Security is in global form - TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

Certificate Number                          Number of Preferred Securities

                                            [CUSIP No.   [                  ]]
                                              [ISIN  No. [                  ]]

                              Preferred Securities

                                       of

                                DT Capital Trust


                     7.16% Convertible Preferred Securities
         (liquidation preference $50 per Convertible Preferred Security)

                  DT Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that

-------------------------------------------------------------------------------
(the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7.16% Convertible Preferred


                                     A-2-1

Securities (liquidation preference $50 per Convertible Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of June 1, 1997, as amended by the Amendment to Amended and Restated Declaration of Trust dated as of June __, 2002 and as further amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                  Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this day of _______________, 200__.


                                DT Capital Trust



                                By:
                                   ----------------------------
                                Name:
                                Title:




                                     A-2-2

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:  _____________, ___.

                                THE BANK OF NEW YORK,
                                  as Property Trustee



                                By:
                                   -----------------------------------
                                      Authorized Signatory



                                     A-2-3

                          [FORM OF REVERSE OF SECURITY)

                  Distributions payable on each Preferred Security will be fixed at a rate per annum of 7.16% (the "Coupon Rate") of the stated liquidation preference of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from July 3, 2004 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2004, to Holders of record one (1) day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. At any time after October 1, 2004, if the Debenture Issuer has paid the interest due on the Debentures on September 30, 2004, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Preferred Securities shall be redeemable as provided in the Declaration.

                  The Preferred Securities shall be convertible into shares of DT Common Stock, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into DT Common Stock, in the manner and according to the terms set forth in the Declaration.


                                     A-2-4

                               CONVERSION REQUEST

To:      The Bank of New York,
           as Property Trustee of
           DT Capital Trust

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of DT INDUSTRIES, INC. (the "DT Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust, dated as of June 1, 1997, as amended by the Amendment to Amended and Restated Declaration of Trust dated as of June __, 2002 and as further amended from time to time, (the "Declaration"), by Stephen J. Gore, Bruce P. Erdel and Gregory D. Wilson, as Regular Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, DT Industries, Inc., as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Property Trustee (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into DT Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Exchange Agreement by and among the Sponsor, the Property Trustee and the other parties named therein, dated as of May 9, 2002, relating to the DT Common Stock issuable upon conversion of the Preferred Securities.


                                     A-2-5

Date:    ______________, ____

      in whole _____             in part _____

                                 Number of Preferred Securities to be converted:

     If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of DT Common Stock are to be issued, along with the address or addresses of such person or persons

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------



                                    ---------------------------------------
                                    Signature (for conversion only)

                                    Please Print or Typewrite Name and Address,
                                    Including Zip Code, and Social Security or
                                    Other Identifying Number

                                    ---------------------------------------

                                    ---------------------------------------

                                    ---------------------------------------



                                    Signature Guarantee:*__________________








-------------------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                     A-2-6

                          -----------------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
agent to transfer this Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ------------------------------------------------

Signature:
          -------------------------------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee:**
                      ------------------------------------------------------













-------------------------------

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                     A-2-7

                                   EXHIBIT A-3
                                     FORM OF
                                 COMMON SECURITY

                           [FORM OF FACE OF SECURITY]

                  [THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.]

                  [OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF DT INDUSTRIES, INC.]

Certificate Number                               Number of Common Securities

                                Common Securities

                                       Of

                                DT Capital Trust


                       7.16% Convertible Common Securities
            (liquidation amount $50 per Convertible Common Security)

                  DT Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that

-------------------------------------------------------------------------------
(the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7.16% Convertible Common Securities (liquidation amount $50 per Convertible Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 1, 1997, as amended by the Amendment to Amended and Restated Declaration of Trust dated as of June __, 2002 and as further amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the

Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this day of ______________, 200__.


                                 DT Capital Trust



                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title.


                                     A-3-2

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of 7.16% (the "Coupon Rate") of the stated liquidation amount of $50 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from July 3, 2004 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2004, to Holders of record one (1) day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. At any time after October 1, 2004, if the Debenture Issuer has paid the interest due on the Debentures on September 30, 2004, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Common Securities shall be redeemable as provided in the Declaration.

                  The Common Securities shall be convertible into shares of DT Common Stock, through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into DT Common Stock, in the manner and according to the terms set forth in the Declaration.


                                     A-3-3

                               CONVERSION REQUEST

To:      The Bank of New York,
           as Property Trustee of
           DT Capital Trust

                  The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of DT INDUSTRIES, INC. (the "DT Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust dated as of June 1, 1997 as amended by the Amendment to Amended and Restated Declaration of Trust dated as of June __, 2002 and as further amended from time to time (the "Declaration"), by Stephen J. Gore, Bruce
P. Erdel and Gregory D. Wilson, as Regular Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, DT Industries, Inc., as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Property Trustee (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into DT Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Common Securities, agrees to be bound by the terms of the Exchange Agreement by and among the Sponsor, the Property Trustee and the other parties named therein, dated as of May 9, 2002, relating to the DT Common Stock issuable upon conversion of the Common Securities.


                                     A-3-4

Date:    ______________, ____

      in whole _____             in part _____

                                 Number of Common Securities to be converted:

                                 ---------------

     If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of DT Common Stock are to be issued, along with the address or addresses of such person or persons

                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------



                                   -----------------------------------------
                                   Signature (for conversion only)

                                   Please Print or Typewrite Name and Address,
                                   Including Zip Code, and Social Security or
                                   Other Identifying Number


                                   -----------------------------------------

                                   -----------------------------------------

                                   -----------------------------------------



                                   Signature Guarantee:*____________________


















-------------------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                     A-3-5

                          -----------------------------
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security to:

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
agent to transfer this Common Security on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ------------------------------------------------

Signature:
          -------------------------------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee:**
                      ------------------------------------------------------








-------------------------------

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                     A-3-6